UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2024

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310 Emeryville, California 94608	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 2, 2024, XOMA Royalty Corporation (the “Company” or “XOMA”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting the Company’s completion of the acquisition of Pulmokine, Inc., a Delaware corporation (“Pulmokine”), pursuant to an Agreement and Plan of Merger, dated as of November 26, 2024 in exchange for a $20 million cash payment at closing.

The Company is filing this amendment to the Original Form 8-K (“Amendment”) to amend and supplement the Original Form 8-K to include historical financial statements of Pulmokine and pro forma financial information as required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K and that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented. This Amendment should be read together with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements of Pulmokine as of and for the year ended December 31, 2023 (audited) and as of and for the nine months ended September 30, 2024 (unaudited) are filed as Exhibit 99.2 and Exhibit 99.3 to this Amendment.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2024, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024, the unaudited pro forma combined statement of operations for the year ended December 31, 2023, and notes to the unaudited pro forma condensed combined financial information of the Company, all giving effect to the acquisition, are filed as Exhibit 99.4 to this Amendment and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Rosenberg Rich Baker Berman, P.A., Independent Certified Public Accountants.

99.1+	Press Release issued by XOMA Corporation on December 2, 2024 (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by XOMA Royalty Corporation on December 2, 2024).

99.2	Audited Financial Statements of Pulmokine, Inc. as of and for the Year Ended December 31, 2023.

99.3	Unaudited Condensed Financial Statements of Pulmokine, Inc. as of and for the Nine Months Ended September 30, 2024.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of XOMA Royalty Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: February 11, 2025	By:	/s/ Owen Hughes
		Name:	Owen Hughes
		Title:	Chief Executive Officer